Exhibit 10.32

ASSET PURCHASE AGREEMENT

This Asset Purchase Agreement (the “Agreement”) is entered into as of July 18, 2024, by and between MULLEN TECHNOLOGIES, INC. a California corporation (“Seller”), and MULLEN AUTOMOTIVE INC., a Delaware corporation (“Buyer”).

RECITALS

A.         WHEREAS, Buyer desires to purchase from Seller, and Seller desires to sell to Buyer, upon the terms and conditions set forth herein, certain assets of Seller.

B.         WHEREAS, Exhibit A attached hereto sets forth a list of the Purchased Assets.

C.         WHEREAS, Seller and Buyer have a prior affiliation and the CEO of Seller is a Board member and has a financial interest in Buyer, and while the Parties are entering into this Agreement in good faith, the Parties have agreed to the appointment of an independent valuation expert as more fully detailed below.

NOW, THEREFORE, in consideration of the above recitals and the mutual covenants, agreements, representations and warranties hereinafter set forth, and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller hereby agree as follows:

AGREEMENT

1.    Purchase and Sale of the Purchased Assets.

1.1    Subject to the terms and conditions of this Agreement, and in reliance on the representations, warranties and covenants set forth in this Agreement, Seller hereby agrees to sell, assign, transfer and convey to Buyer or its designees at the Closing Date (as defined below), and Buyer hereby agrees to purchase and acquire from Seller, or cause to be purchased and acquired from Seller, at the Closing Date, all of Seller’s right, title and interest in and to the Purchased Assets.

1.2    The Purchased Assets will be sold, assigned, transferred and conveyed to Buyer on the Closing Date on an “AS IS” and “WHERE IS” basis, with no representations or warranties other than those specifically set forth below, and subject to any and all existing pledges, liens, licenses, rights of possession, security interests, restrictions, encumbrances, charges, title retention, conditional sale or other security arrangements.

2.    Assumed/Excluded Liabilities.

2.1    Assumed Liabilities. Buyer agrees, upon consummation of, and effective as of the Closing Date, to assume the lease payment obligations from the Oceanside Lease.

2.2    Liabilities and Obligations Not Assumed. Except as expressly set forth in this Agreement, Buyer shall neither assume nor become obligated in any way to pay or perform any liabilities, debts or obligations of Seller. All liabilities, debts and obligations of Seller not expressly assumed by Buyer hereunder are hereinafter referred to as the “Excluded Liabilities.”

3.    Consideration. In consideration of the sale, conveyance, assignment, and transfer of the Purchased Assets and in full payment therefor, and after satisfaction of the conditions and deliveries listed below, Buyer agrees to assume only the Assumed Liabilities and pay to Seller cash in the aggregate amount of $1,355,000.00 – One Million Three Hundred Fifty Five Thousand Dollars - (collectively, the “Purchase Price”), which shall be paid to Seller at the Closing and delivered to Seller by wire transfer of immediately available funds or such other method as mutually agreed upon by the parties hereto.

4.    Closing. Subject to the terms and conditions of this Agreement, the consummation of the transactions contemplated by this Agreement (the “Closing”) shall take place remotely by exchange of documents and signatures (or their electronic counterparts), within 3 business days of receiving approval from each of Buyer and Seller’s Board of Directors to the transaction contemplated hereby, or at such other time or place or in such other manner as Seller and Buyer may mutually agree upon in writing. The date on which the Closing is to occur is herein referred to as the “Closing Date.”

4.1    Seller Closing Deliverables. At the Closing, Seller shall deliver to Buyer the following:

(a)    a bill of sale, in the form attached hereto as Exhibit B (the “Bill of Sale”), duly executed by Seller, to transfer the Purchased Assets to Buyer;

(b)    with respect to Seller, a copy of the resolutions duly adopted by the Board of Directors of Seller on behalf of Seller authorizing the execution, delivery and performance of this Agreement, any ancillary agreements and the consummation of the transactions contemplated hereby;

(c)    such other customary instruments of transfer or assumption, filings or documents, in form and substance reasonably satisfactory to Buyer, as may be required to give effect to the transactions contemplated by this Agreement.

4.2    Buyer Closing Deliverables. At the Closing, Buyer shall deliver to Seller the following:

(a)    the Purchase Price, by wire transfer of immediately available funds to the account(s) designated by Seller;

(b)    the Bill of Sale, duly executed by Buyer;

(c)    with respect to Buyer, a copy of the resolutions duly adopted by the board of directors of Buyer on behalf of Buyer authorizing the execution, delivery and performance of this Agreement, any ancillary agreements and the consummation of the transactions contemplated hereby and thereby, signed by the secretary (or equivalent officer) of Buyer; and

(d)    Valuation report from a duly appointed independent third party valuation expert supporting the Consideration payable by Buyer.

(e)    such other customary instruments of transfer or assumption, filings or documents, in form and substance reasonably satisfactory to Seller, as may be required to give effect to the transactions contemplated by this Agreement.

5.    Representations and Warranties.

5.1    Seller’s Representations and Warranties. Except as to Seller’s representations and warranties provided below, the Purchased Assets are being sold “as is” and “where is” with no express or implied representation and warranties of any kind, nature, or type whatsoever from, or on behalf of, Seller except that:

(a)    Seller is a California corporation validly existing, and in good standing under the laws of the State of California;

(b)    Seller has all requisite power and authority to enter into and deliver this Agreement and all other documents that Seller is required to execute and deliver hereunder and to perform its obligations hereunder. The execution, delivery and performance by Seller of this Agreement, and the consummation of all of the transactions contemplated hereby, have been duly and validly authorized by Seller. This Agreement, when signed and delivered by Seller, will be duly and validly executed and delivered and will be the valid and binding obligation of Seller, enforceable against Seller, as assignee, in accordance with its terms as governed by applicable law, regulations and rules. Neither the signing and delivery of this Agreement by Seller, nor the performance by Seller of its obligations under this Agreement, will (i) violate Seller’s By-Laws (or such equivalent organizational or governing document), (ii) to the best of Seller’s knowledge, violate any law, statute, rule or regulation, or order, judgment, injunction or decree of any court, administrative agency, or government body applicable to Seller, (iii) to the best of Seller’s knowledge, violate or result in a breach of or constitute (with due notice or lapse of time or both) a default under, or permit the termination of any provision of, or result in the termination of, the acceleration of the maturity of, or the acceleration of the performance of any obligation of Seller with respect to the Purchased Assets under, any contract, lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which Seller is a party or by which Seller is bound or to which Seller’s properties or assets including the Purchased Assets are subject, (iv) to the best of Seller’s knowledge, result in the creation or imposition of any Encumbrances upon the Purchased Assets, or (v) to the best of Seller’s knowledge, result in the cancellation, modification, revocation or suspension of any licenses, permits, franchises, authorizations and approvals issued or granted to Seller by any governmental body with respect to the Purchased Assets;

(c)    To the best of Seller’s knowledge, there is no claim, action, arbitration, inquiry, investigation, suit or proceeding pending or threatened against Seller or Assignor that might affect in any way any of the Purchased Assets or the transactions contemplated by this Agreement, nor is Seller aware or have grounds to know of any reasonable basis therefor. To the best of Seller’s knowledge, there are no judgments, decrees, injunctions or orders of any court, governmental body, department, commission, agency, instrumentality or arbitrator against Seller affecting the Purchased Assets or that is reasonably likely to interfere with the consummation of the transactions contemplated in this Agreement and the ancillary agreements; and

(d)    No broker, finder or similar intermediary has acted for or on behalf of, or is entitled to any broker’s, finder’s or similar fee or other commission from, Seller in connection with this Agreement.

5.2    Buyer’s Representations and Warranties. Buyer represents and warrants to Seller, as follows:

(a)    Buyer (i) is a corporation duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation, and (ii) has all requisite corporate power and authority to execute, deliver, and perform the transactions contemplated hereby;

(b)    Buyer has all requisite power and authority to enter into and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance by Buyer of this Agreement, and the consummation of all the transactions contemplated hereby, have been duly and validly authorized by Buyer. This Agreement, when signed and delivered by Buyer, will be duly and validly executed and delivered and will be the valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, subject to the laws relating to bankruptcy, insolvency and relief of debtors, and rules and laws governing specific performance, injunctions, relief and other equitable remedies;

(c)    No authorization, approval, consent of, or filing with any governmental body, department, bureau, agency, public board, authority or other third party is required for the consummation by Buyer of the transactions contemplated by this Agreement;

(d)    No person or entity acting on behalf of Buyer or any of its affiliates or under the authority of any of them is or will be entitled to any “brokers” or “finders” fee or any other commission or similar fee, directly or indirectly, from Buyer or any of its affiliates in connection with any of the transactions contemplated by this Agreement;

(e)    To the best of Buyer’s knowledge, there is no claim, action, arbitration, inquiry, investigation, suit or proceeding pending or threatened against Buyer that might affect in any way the transactions contemplated by this Agreement nor is Buyer aware or have grounds to know of any reasonable basis therefor. To the best of Buyer’s knowledge, there are no judgments, decrees, injunctions or orders of any court, governmental body, department, commission, agency, instrumentality or arbitrator against Buyer that is reasonably likely to interfere with the consummation of the transactions contemplated in this Agreement and the ancillary agreements; and

6.    As-Is Sale; Warranty Disclaimer; Release.

6.1    EXCEPT AS SET FORTH HEREIN, THE PURCHASED ASSETS ARE PROVIDED “AS IS” WITHOUT WARRANTY OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR NONINFRINGEMENT.

6.2    BUYER ACKNOWLEDGES AND AGREES THAT UPON CLOSING SELLER SHALL SELL AND CONVEY ALL OF ITS RIGHT, TITLE AND INTEREST IN AND TO THE PURCHASED ASSETS TO BUYER AND BUYER SHALL ACCEPT THE PURCHASED ASSETS “AS IS, WHERE IS, WITH ALL FAULTS,” EXCEPT THAT ANY RECORDED ENCUMBRANCES ATTACHED TO OR EXISTING WITH RESPECT TO THE PURCHASED ASSETS SHALL BE RELEASED AS OF THE CLOSING DATE, AND [SELLER’S] RIGHT, TI TLE AND INTERESTS IN THE PURCHASED ASSETS SHALL BE TRANSFERRED AND ASSIGNED TO BUYER AS OF THE CLOSING DATE. BUYER HAS NOT RELIED AND WILL NOT RELY ON, AND SELLER IS NOT LIABLE FOR OR BOUND BY, ANY EXPRESS OR IMPLIED WARRANTIES, GUARANTEES, STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PURCHASED ASSETS OR RELATING THERETO MADE OR FURNISHED BY SELLER OR ITS REPRESENTATIVES, TO WHOMEVER MADE OR GIVEN, DIRECTLY OR INDIRECTLY, ORALLY OR IN WRITING, EXCEPT AS EXPRESSLY STATED HEREIN. BUYER ALSO ACKNOWLEDGES THAT THE PURCHASE PRICE REFLECTS AND TAKES INTO ACCOUNT THAT THE PURCHASED ASSETS ARE BEING SOLD “AS IS, WHERE IS, WITH ALL FAULTS,”

7.    Notices.

7.1    Any notice, report, approval or consent required or permitted hereunder shall be in writing and will be deemed to have been duly given if delivered personally, or mailed by first- class U.S. mail, postage prepaid to the respective addresses of the parties as set below (or such other address as a party may designate by ten (10) days written notice) on the parties as set forth below.

To Buyer:	MULLEN AUTOMOTIVE INC.
Attn:
Address: 1405 Pioneer Street
Brea, CA 92821
E-Mail:

To Seller:	MULLEN TECHNOLOGIES, INC
Attn:
Address: 1405 Pioneer Street
Brea, CA 92821
E-Mail:

8.    Non-Waiver.

No failure to exercise, and no delay in exercising, on the part of any party, any privilege, any power or any rights hereunder will operate as a waiver thereof, nor will any single or partial exercise of any right or power hereunder preclude further exercise of any other right hereunder.

9.    Severability.

If any provision of this Agreement shall be adjudged by any court of competent jurisdiction to be unenforceable or invalid, that provision shall be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable.

10.    Choice of Law.

This Agreement shall be deemed to have been made in, and shall be construed pursuant to the laws of the State of California and the United States without regard to conflicts of laws provisions thereof.

11.    Modifications in Writing.

Any waivers or amendments of this Agreement or any provision hereof shall be effective only if made in writing and signed by a representative of the respective parties hereto authorized to bind the parties.

12.    Complete Agreement.

All parties hereto agree that this Agreement and the ancillary agreements executed in connection with this Agreement are the complete and exclusive statement of the mutual understanding of the parties hereto with regard to their subject matter, and supersede and cancel all previous written and oral agreements and communications relating to the subject matter of this Agreement and the ancillary agreements executed in connection with this Agreement.

13.    Counterparts/Facsimile Signature.

This Agreement may be executed in any number of counterparts, each of which when executed by the parties hereto and delivered shall be deemed to be an original, and all such counterparts taken together shall be deemed to be but one and the same instrument. This Agreement may be executed by .PDF or facsimile signature, and any such .PDF or facsimile signature shall be deemed to be an original signature.

(signature page follows)

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first indicated above.

BUYER: MULLEN AUTOMOTIVE, INC.

By:	/s/ David Michery
Name:	David Michery
Title:	CEO

SELLER: MULLEN TECHNOLOGIES, INC.

By:	/s/ Shawn Hughes
Name:	Shawn Hughes
Title:	CEO

EXHIBIT A

Purchased Assets

Assignment of the lease for the +_ 8,000 square foot premises on +_ 16,000 square feet of land located in Oceanside CA, including all equipment and inventory located in the said premises, staffing and other infrastructure for vehicle sales and repairs and all goodwill associated therewith.

EXHIBIT B

Bill of Sale

THIS ASSIGNMENT AND BILL OF SALE AGREEMENT (the “Agreement”) is made as of [●], 2024, by and between MULLEN TECHNOLOGIES, INC, a California corporation (“Seller”), and MULLEN AUTOMOTIVE, INC., a Delaware corporation (“Buyer”). Seller and Buyer are parties to a certain Asset Purchase Agreement dated as of [●], 2024 (the “Asset Purchase Agreement”). Capitalized terms used without definitions herein shall have the meanings ascribed to such terms in the Asset Purchase Agreement.

1.         Sale and Assignment of Purchased Assets. Pursuant to the Asset Purchase Agreement, Buyer has on the date hereof purchased the Purchased Assets from Seller. In accordance with and subject to the terms and conditions set forth in the Asset Purchase Agreement, for good and valuable consideration, the receipt of which is hereby acknowledged, Seller does hereby sell, assign, bargain, transfer, convey and deliver unto Buyer all of its right, title and interest in and to the Purchased Assets.

2.         Cooperation. Buyer and Seller agree to cooperate with each other to execute and deliver such other documents and instruments and to do such further acts and things as may be reasonably requested by the other to evidence, document, or carry out the sale of the Purchased Assets and the assumption of the Assumed Liabilities.

3.         Effect of Agreement. Nothing in this Agreement shall, or shall be deemed to, modify or otherwise affect any provisions of the Asset Purchase Agreement or affect the rights of the parties under the Asset Purchase Agreement. In the event of any conflict between the provisions hereof and the provisions of the Asset Purchase Agreement, the provisions of the Asset Purchase Agreement shall govern and control.

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IN WITNESS WHEREOF, Seller and Buyer have caused this Assignment and Bill of Sale Agreement to be executed on the date first written above.

SELLER:		BUYER:

MULLEN TECHNOLOGIES, INC.		MULLEN AUTOMOTIVE, INC.

By:		By:
Name:	Shawn Hughes	Name:	David Michery
Title:	CEO	Title:	CEO